Exhibit 10.68

This document affects your legal rights. You are advised to consult with an attorney or other counsel of your choice prior to signing this Agreement. SEPARATION AGREEMENT AND RELEASE OF ALL CLAIMS THIS SEPARATION AGREEMENT AND RELEASE OF ALL CLAIMS (the “Agreement”) is entered into between Merit Medical Systems, Inc., a Utah corporation (“Employer”), and Joseph C. Wright (“Employee”) (Employer and Employee may be referred to individually as “Party” and collectively, the “Parties”). RECITALS WHEREAS, Employee has been employed as a President by Employer; WHEREAS, with the assistance of independent counsel, the independent directors of Employer (the “Independent Directors”) have conducted an investigation with respect to allegations regarding Mr. Wright’s conduct (the “Investigation”); WHEREAS, Employee has requested that he be permitted to resign from his employment with Employer, rather than Employer taking other action in connection with the Investigation; WHEREAS, with the approval of the Independent Directors, Employer will allow Employee to resign voluntarily from employment with Employer, rather than Employer taking other action in connection with the Investigation; and WHEREAS, the Parties wish to set forth their respective rights and obligations in respect to the termination of Employee’s employment with Employer and Employee’s separation from Employer. AGREEMENT NOW, THEREFORE, in consideration of the promises set forth herein and other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which is hereby acknowledged, the Parties hereby agree to the following terms and conditions, including the recitals by this reference: 1. Definitions. For the purposes of this Agreement the following words and phrases shall have the following meanings: a. “Affiliates” means any past or present officers, directors, shareholders, members, employees, and/or agents of Employer; and/or any subsidiary, division, or affiliate of Employer and/or any entity in which Employer owns, directly or indirectly, a legal or beneficial interest (whether in whole or in part); and/or any individual or entity that owns, directly or indirectly, a legal or beneficial interest (whether in whole or in part) in Employer, employee benefit plans and plan fiduciaries. b. “Employment Agreement” means the Employment Agreement between Employer and Employee dated as of May 26, 2016, as amended. c. “Executive Bonus Plan” means Employer’s 2019 Executive Bonus Plan. d. “Incentive Plans” means the Merit Medical Systems, Inc. 2018 Long-Term Incentive Plan and the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan as applicable. e. “Termination Date” means January 3, 2025. 2. Consideration. In exchange for Employee’s execution of this Agreement and the releases, restrictions, covenants, representations, and warranties contained herein, including, without limitation, Employer’s willingness to accept Employee’s resignation rather than taking other action in connection with the Investigation, Employee shall receive the following consideration: a. Resignation. Employee shall be allowed to resign from employment with Employer, effective on the Termination Date, subject to the following conditions: Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 2 i. Employee hereby resigns his employment with Employer effective on the Termination Date. ii. Employee agrees to cooperate fully with Employer in the process of removing Employee from any positions or appointments held with Affiliates. This cooperation includes, but is not limited to, signing any necessary documents, providing any required information, and taking any other actions reasonably requested by Employer to effectuate such removal. iii. On the Termination Date, Employee will sign an updated Release of Claims, which will be effective on the Termination Date and contain the same releases in Section 4, below. b. Retention of Vested Options. Because Employer is allowing Employee to resign instead of taking other action in connection with the Investigation, Employee will retain any outstanding options granted pursuant to the Incentive Plans that have vested as of the Termination Date (the “Retained Options”) and may elect to exercise the Retained Options in accordance with the provisions of the applicable option agreement and the Incentive Plans. c. Executive Compensation Plans. Employee will continue to participate in the Incentive Plans and other executive compensation plans of Employer (including the Executive Bonus Plan and Employer’s Deferred Compensation Plan) through the Termination Date and, subsequent to the Termination Date, shall retain all benefits in which he is vested as of such date, subject to the terms and conditions of such plans. 3. Review and Revocation. a. Employee acknowledges and agrees that Employee has twenty-one (21) days from the date Employee receives this Agreement to consider the terms of and to sign this Agreement. Employee may, at Employee’s sole and absolute discretion, sign this Agreement prior to the expiration of the above review period. By his execution of this Agreement, Employee hereby irrevocably waives any and all rights to consider the terms of this Agreement during such review period. b. Employee may revoke this Agreement for a period of up to 7 days after Employee signs it (not counting the day it was signed) and the Agreement shall not become effective or enforceable until the 7-day revocation period has expired. To revoke this Agreement, Employee must give written notice stating that Employee wishes to revoke the Agreement to Brian Lloyd, Chief Legal Officer, Medical Systems, Inc., 1600 West Merit Parkway, South Jordan, UT 84095. Any notice stating that Employee wishes to revoke this Agreement must be emailed (with a reply confirmation from the above Merit representative), hand-delivered, or mailed (with confirmation of delivery) to Employer, as set forth in this paragraph, in sufficient time to be received by Employer on or before the expiration of the 7-day revocation period. 4. Release of All Claims. a. In consideration for the consideration stated in Section 2 above, and for other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, Employee, for Employee and Employee’s heirs, assigns, and all persons and entities claiming by, through, or under Employee, hereby irrevocably, unconditionally, and completely releases, discharges, and agrees to hold harmless Employer and its Affiliates (hereinafter referred to, both individually and collectively, as “Releasees”) of and from any and all claims, liabilities, charges, demands, grievances, lawsuits, and causes of action of any kind or nature whatsoever, including without limitation claims for contribution, subrogation, or indemnification, whether direct or indirect, liquidated or unliquidated, known or unknown, which Employee has, had, or may claim to have against Releasees (hereinafter collectively referred to as “Claim(s)”). Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 3 b. The release, discharge, and agreement to hold harmless set forth in this Section 4 includes, without limitation, any Claim(s) that Employee had, has, or may claim to have against Releasees: i. for wrongful or constructive discharge or termination, negligent or intentional infliction of emotional distress, breach of express or implied contract, breach of the covenant of good faith and fair dealing, violation of public policy, defamation, promissory estoppel, detrimental reliance, retaliation, tortious interference with contract or prospective economic advantage, invasion of privacy, whistleblower protection, hostile work environment, personal injury (whether physical or mental), or any other Claim(s), whether arising in tort or in contract (whether written or oral); ii. for any Claims arising from the Employment Agreement, including but not limited to claims for payments, benefits, compensation, or other considerations outlined in the Employment Agreement; iii. for discrimination, hostile work environment / harassment, retaliation, or otherwise arising under federal, state, or local law, including without limitation Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, all claims under Titles 29 and 42 of the United States Code, the Americans with Disabilities Act of 1990, the Rehabilitation Act of 1973, or any other federal, state, or local law prohibiting discrimination, harassment, or retaliation on the basis of race, color, national origin and ancestry, religion, age, sex (including breastfeeding and related conditions), sexual orientation, gender identity / gender expression, physical or mental disability, medical condition, marital status, military and veteran status, or any other protected group status; iv. for discrimination, hostile work environment / harassment, retaliation, or otherwise arising under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act arising on or before the date of this Agreement; v. arising under the Employee Retirement Income Security Act (“ERISA”) the Family and Medical Leave Act (“FMLA”), or the National Labor Relations Act (“NLRA”); vi. arising under the Dodd-Frank Wall-Street Reform and Consumer Protection Act or other whistleblower protection to the full extent allowed by law; vii. arising under the Worker Adjustment and Retraining Notification Act (“WARN”), as amended (and any state or local equivalents, often referred to as mini-WARN acts); viii. for unpaid wages, bonuses, commissions, or other compensation of any type or kind to the full extent allowed by law; ix. arising under any state or local law, including without limitation, Utah state law, the Utah Antidiscrimination Act, the Utah Minimum Wage Act, the Utah Employment Selection Procedures Act, and the Utah Occupational Safety and Health Act; x. for attorney’s fees and/or costs; and/or xi. for any other Claim(s) in any way related to or arising out of Employee’s employment with Employer or the termination of that employment. c. Employee hereby represents and warrants that Employee has not brought a complaint, claim, charge, action, or proceeding against any of the Releasees in any jurisdiction or forum. This Section 4 does not constitute an admission of wrongdoing by Employee. Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 4 d. Nothing in this Agreement waives Employee’s rights, if any, to (i) continue Employee’s participation in Employer’s employee health benefit plan, as allowed by COBRA and the terms, conditions, and limitations of the plan, (ii) any vested rights that Employee may have under any employee pension or welfare benefit plan in which Employee participated as an employee of Employer, (iii) any claims Employee has or may claim to have for worker’s compensation or unemployment benefits, and/or (iv) any claims that are non-waivable by law. 5. Exclusion for Certain Claims and Disclosures. a. Notwithstanding the foregoing, Employer and Employee agree that the release set forth in Section 4 above shall not apply to any claims arising after the date Employee signs this Agreement, nor shall anything herein prevent Employee or Employer from instituting any action to enforce the terms of this Agreement. Employee understands that nothing contained in this Agreement limits Employee’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state, or local governmental agency or commission (“Government Agencies”). Employee further understands that this Agreement does not limit Employee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to Merit. This Agreement does not limit Employee’s right to receive an award for information provided to any Government Agencies. b. Some states also do not allow contractual restrictions on the disclosure of factual information related to claims of harassment, discrimination, or retaliation; if Employee was employed such a state, any confidentiality provisions contained in this Agreement, shall not be applicable to such disclosures (but the amount of Employee’s separation benefits contained in Section 2 shall remain confidential where allowed by law). c. Notice Related to Federal Law. Notwithstanding Section 10, Employee is hereby notified in accordance with the Defend Trade Secrets Act of 2016 (“DTSA”) that Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Employee is further notified that if he files a lawsuit for retaliation by Employer for reporting a suspected violation of law, Employee may disclose Employer’s trade secrets to his or her attorney and use the trade secret information in the court proceeding if Employee files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Employee understands that these are the rights presently in force and that Employee will be bound by any subsequent changes or amendments to the DTSA. d. Notwithstanding the foregoing, Employee agrees that, to the full extent allowed by law, Employee is not entitled to and hereby waives any right to recover compensation, damages, or any other form of relief of any type or kind and/or reinstatement to employment that may be awarded or ordered by any court or administrative agency to or for Employee’s benefit arising from or relating to any Claim(s) released by Employee under this Agreement. Employee further specifically acknowledges and agrees that Employee is waiving, on behalf of Employee and Employee’s attorneys, all claims for fees and expenses and court costs. 6. Full and Complete Release. Employee understands and agrees that Employee isreleasing and waiving any Claim(s) that Employee does not know exists or may exist in Employee’s favor at the time Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 5 Employee signsthis Agreement which, if known by Employee, would materially affect Employee’s decision to sign this Agreement. Nonetheless, in exchange for the consideration set forth in this Agreement and for the purpose of implementing a full and complete release of all Claim(s), Employee expressly acknowledges that the release set forth in Section 4 is intended to include, without limitation, all Claim(s) that Employee does not know or suspect to exist in Employee’s favor and that the release set forth in Section 4 includes the release and extinguishment of any such Claim(s). 7. Return of Goods to Employer. Employee covenants and warrants that Employee returned to Employer, and has not retained a copy of, (i) any and all documents or other information about Employer, including without limitation confidential or proprietary information (whether developed by Employee or by any other employee of Employer), (ii) all electronic equipment and electronic information storage devices (e.g., computers, cellular phones, PDAs, zip drives, thumb drives, disks, etc.), (iii) company credit cards, office keys, etc., and (iv) passwords or combinations to any computer, tablet, cellular phone, or similar electronic device, storage device, storage unit, or filing cabinet that Employee obtained or that were made available to Employee as a consequence of Employee’s employment with Employer and/or that contain confidential or proprietary information about Employer or that otherwise are the rightful property of Employer. 8. No Other Representations. Employee represents and warrants that no promise or inducement has been offered or made except as herein set forth and that Employee is entering into and executing this Agreement without reliance on any statement or representation not set forth within this Agreement by any other Party, or any person(s) acting on any Party’s behalf. 9. Covenant of Confidentiality. Subject to Section 5, Employee agrees that, as a material term of this Agreement and to protect the goodwill, the Confidential Information (as defined below), and the business of Employer, Employee shall not at any time, without the express, prior written consent of the Chief Executive Officer of Employer: (i) ever reveal, disclose, furnish, make accessible, or disseminate any of Employer’s Confidential Information or any other matter concerning the business affairs of Employer or of any customer or vendor of Employer or (ii) ever use or exploit any of Employer’s Confidential Information or any other matter concerning the business affairs of Employer or of any customer or vendor of Employer for the personal and/or financial use, gain, or benefit of Employee or of any other person or entity or for any other purpose. For purposes of this Agreement, “Confidential Information” means names, addresses, telephone numbers, contact persons, and other identifying and confidential information about persons, firms, corporations, and/or other entities that are or become customers, accounts, licensors, vendors, and/or suppliers of goods or services to or of Employer; customer lists; details of client or consultant contracts; details of customer usage; non-public pricing policies; operational methods; marketing plans or strategies; product and program developments and plans; research projects; technology and technical processes; business acquisition plans; personnel information and plans; improvements; designs; original works of authorship; derivative works; formulas; processes; compositions of matter; computer software and related information, including without limitation programs, code, concepts, methods, routines, formulas, algorithms, designs, specifications, architectures, or inventions embodied therein, as well as all data, documentation, and copyrights related thereto; patent applications; databases; mask works; trade secrets; know-how; ideas; service marks; planned or proposed website ideas and plans, including but not limited to look and feel; and other intellectual property or proprietary information rights and any and all rights, applications, extensions and renewals in connection therewith (either proposed, filed, or in preparation for filing); and financial information and general confidential business information of Employer. Such information is confidential and unique, not generally known in the industry, and gives Employer a competitive advantage and significantly enhances Employer's goodwill. Notwithstanding the foregoing, Confidential Information excludes information not protected by trademark, copyright, patent, or other similar state, federal, or worldwide protection and that, through no fault of Employee, is generally known to the public, is generally employed in the medical device or equipment manufacturing industry at or after the time Employee first learns of such information, or generic information or knowledge which Employee would have learned in the course of similar employment or work elsewhere in the medical device or equipment manufacturing industry); provided, Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 6 however, that Employee shall bear the burden of proving that any information disclosed or used by Employee does not meet the definition of Confidential Information set forth above and/or that the disclosure or use of Confidential Information occurred through no fault of Employee. 10. Agreement Confidential. Employee agrees that Employee shall not disclose the terms of this Agreement except to the extent required by law. Notwithstanding the foregoing, Employee may disclose the terms of this Agreement to Employee’s spouse, attorney, and/or tax advisor. If Employee discloses the terms of this Agreement to Employee’s spouse, attorney, and/or tax advisor, Employee will advise such person that, as a condition of such disclosure, such person must not disclose the terms of this Agreement except to the extent required by law and Employee will use his best efforts to ensure that such person does not disclose the terms of this Agreement except to the extent required by law. In addition, the Parties agree that Employee may disclose this Agreement to the appropriate state or federal agency consistent with Section 5. 11. Restrictive Covenants. a. Non-Solicitation of Employees: Employee acknowledges the character of Employer’s Business and the substantial amount of time, money, and effort that Employer has spent and will spend in recruitment and training of employees. As a material term of this Agreement and to protect the goodwill, the Confidential Information, and the business of Employer, Employee covenants that, beginning on the Termination Date and continuing for twelve (12) months from the Termination Date, Employee shall not, either individually or on behalf of or with any person or entity, directly or indirectly solicit, or attempt to solicit, divert, hire away, encourage, or otherwise induce any employee, contractor, or consultant of Employer to terminate his/her/its employment or relationship with Employer or hire or engage any person employed by Employer at any point during Employee’s last twelve (12) months of employment with Employer. b. Non-Solicitation of Employer’s Customers or Prospective Customers: Employee acknowledges the character of Employer’s Business and the substantial amount of time, money, and effort that Employer has spent and will spend in recruitment of customers and/or accounts. As a material term of this Agreement, for the consideration provided in this Agreement, and to protect the goodwill, the Confidential Information, and the business of Employer, Employee covenants that, beginning on the Termination Date and continuing for twelve (12) months from the later of (i) the Termination Date and (ii) the date that Employee breaches any of the provisions of this Section 11, Employee shall not (either individually or on behalf of or with any person or entity, directly or indirectly) sell, solicit, attempt to sell, or provide products or services that are the same as or substantially similar to products or services Employee sold or provided at any time on behalf of Employer to any person or entity that: i. was a current or former customer or account of Employer with whom Employee (i) had contact or communications at any time during Employee’s last twelve (12) months of employment with Employer; (ii) supervised Employer’s account or dealings at any time during Employee’s last twelve (12) months of employment with Employer; ii. was a prospective customer or account whose business Employee solicited as a representative of or on behalf of Employer within the last twelve (12) months of Employee’s employment with Employer; and/or iii. about whom Employee obtained Confidential Information (as defined herein) during Employee’s last twelve (12) months of employment with Employer. c. Employee’s Agreement: Employee has carefully read and considered the provisions of this Agreement, including without limitation this Section 11, and, having done so, agrees that the restrictions set forth herein are fair, reasonable, and necessary to protect Employer’s legitimate business interests, including its goodwill with its clients and employees and its Confidential Information. Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 7 d. Action Upon Breach: Employee agrees that a breach or threatened breach of this Section 11 will result immediate and irreparable injury to Employer. Employee, therefore, agrees that in the event of a breach or threatened breach of this Section 11, in addition to any other remedy that Employer may have under this Agreement or applicable law, Employer shall be entitled to an injunction, temporary restraining order or other equitable relief restraining Employee from such breach. Nothing herein shall be construed as prohibiting Employer from pursuing any other remedies for such breach or threatened breach. 12. Wages and Commissions Paid in Full. Except for (i) Employee’s regular base wages for the period from December 8, 2024, to the Termination Date, which will be paid in accordance with Employer’s regular payroll practices, (ii) amounts payable to Employee pursuant to the Executive Bonus Plan, if and when they become due, and (iii) accrued but unpaid vacation benefits, which will be paid with employee’s final paycheck, Employee acknowledges and agrees that Employee has received all monies due and owing to Employee from Employer, including without limitation any monies due and owing for wages (including without limitation overtime), commissions, bonuses, or otherwise and that Employee has no claim against Employer whatsoever for the payment of any further wages (including without limitation overtime), commissions, bonuses, vacation benefits, or other monies except as specifically set forth in Section 2. 13. Nondisparagement. a. Employee. Employee covenants that, as an agreed on material term of this Agreement, Employee will not make any disparaging remarks about Employer or its officers, directors, or employees and shall refrain from saying or doing anything that reasonably could hold Employer or its officers, directors, or employees up to disrepute in the eyes of any other person or entity or that reasonably could interfere with Employer’s current or future business plans or activities. This Section will not apply to activities carried out by Employee pursuant to Section 5, provided that Employer reserves all rights to claims for defamation. b. Employer. Employer covenants that, as an agreed on material term of this Agreement and in partial consideration of Employee’s full and complete performance of the agreements, covenants and release set forth in this Agreement, the executive officers of Employer (Fred P. Lampropoulos, Raul Parra, Jr., Neil W. Peterson, Michel J. Voigt, and Brian G. Lloyd) will not make any disparaging remarks about Employee and shall refrain from saying or doing anything that reasonably could hold Employee up to disrepute in the eyes of any other person or entity or that reasonably could interfere with Employee’s current or future business plans or activities; provided, however, that this section shall not in any manner limit or restrict Employer or any of its officers (including the executive officers identified above) from making any statement or disclosure in with any legal proceeding, regulatory action and/or any filing with any governmental authority (including, without limitation, the U.S. Securities and Exchange Commission) that Employer or such officer reasonably believes, based upon the advice of counsel or otherwise, is necessary to comply with the rules, regulations, or requirements of such authority. 14. Forfeiture of Consideration. Employee acknowledges and understands that the provisions of Sections 9, 10, 11, and 13 are each a material term of this Agreement and that Employer would not be willing to enter into this Agreement if it did not include the strict confidentiality, restrictive covenant, and nondisparagement obligations set forth herein. Employee shall be liable for any actual damages suffered by Employer and/or any officer, director, or employee arising from or relating to Employee’s breach of the terms of Sections 9, 10, 11, or 13. 15. Not an Admission. This Agreement is not an admission by any Party that either has violated any contract, law, or regulation or that Employer or Employee has discriminated against the other or otherwise infringed on the other’s rights and privileges or done any other wrongful act. 16. Rehire. Employee waives any right to apply or reapply for employment with the Employer or its Affiliates in the future. Employer and its Affiliates have no obligation, contractual or otherwise, to hire, rehire, re-employ, or recall Employee in the future. Employee waives any claims for damages, compensation, or equitable relief arising from Employer's decision not to hire, rehire, re-Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 8 employ, or recall Employee in the future, or Employer’s decision not to waive this Section 16. The existence of the releases in this Section 16 shall be a valid, non-discriminatory basis for rejecting any such application from Employee. Employer may waive the restrictions in this Section 16 without waiving any other portion of this Agreement, at its sole discretion. 17. Entire Agreement. This Agreement constitutes the entire integrated understanding between the Parties regarding the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the Parties with respect to the subject matter hereof, except that any previous agreements addressing confidentiality, intellectual property assignment to Employer, non-solicitation, and non-competition shall continue to bind Employee and are in addition to the obligations state herein. No promise, representation, warranty, or covenant not included in this Agreement has been or is relied upon by either Party. 18. No Assignment of Claims. Except as specifically addressed in Section 5 above, Employee represents that Employee has not made, and will not make, any assignment of Claim(s) released by this Agreement and that no other person or entity had or has any interest in any Claim(s) released by Employee under this Agreement. Employee agrees to indemnify and hold harmless Employer from any and all claims, demands, expenses, costs, attorney’s fees, and causes of action asserted by any person or entity due to a violation of this non-assignment provision. 19. Headings. The headings contained in this Agreement are for ease of reference only and shall not limit or otherwise affect the interpretation of this Agreement. 20. Attorney’s Fees. If a civil action or other proceeding is brought to enforce this Agreement, the prevailing Party shall be entitled to recover reasonable attorney's fees, costs, and expenses incurred, in addition to any other relief to which such Party may be entitled, whether incurred before or after the filing of a civil action or the entry of judgment. 21. Controlling Law. This Agreement shall be governed by the laws of the State of Utah. The Parties agree that any dispute between them, whether arising under this Agreement or the enforceability or interpretation thereof, shall be subject to the exclusive jurisdiction of the federal or state courts situated in the State of Utah, and each Party hereby submits itself to the personal jurisdiction of the courts situated in the State of Utah. 22. Waiver of Jury Trial. Each Party each hereby waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or any amendment, instrument, document, or agreement delivered in connection herewith or hereafter and agree that any such action or proceeding shall be tried before a judge and not before a jury. 23. Modification and Waiver. Notwithstanding any state or federal statutory or case law to the contrary, this Agreement may not be modified except by a document signed by Employer and Employee, whether or not such claimed modification is supported by separate consideration. Any waiver by any Party of any breach of any kind or character whatsoever by any other Party, whether such waiver be direct or implied, shall not be construed as a continuing waiver of, or consent to, any subsequent breach of this Agreement on the part of the other Party. In addition, no course of dealing between the Parties, nor any delay in exercising any rights or remedies hereunder or otherwise, shall operate as a waiver of any of the rights or remedies of the Parties. 24. Successors. This Agreement shall inure to and bind the heirs, devisees, executors, administrators, personal representatives, successors, and assigns, as applicable, of the respective Parties. 25. Severability. If a court of competent jurisdiction shall find that the provisions of Section 4 of this Agreement are unenforceable, whether in whole or in part, then Employer shall have the right, at its sole option, to rescind this Agreement; provided, however, that the provisions of this sentence shall not be enforceable to the extent prohibited by the Age Discrimination in Employment Act or other applicable law. Except as set forth in the immediately preceding sentence, if any part of this Agreement is found to be unenforceable, the other provisions of this Agreement shall remain fully valid and enforceable. It is the intention and agreement of the Parties that all of the terms and conditions hereof be enforced to the fullest extent permitted by law. Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150

Separation Agreement and Release of Claims Page 9 26. Cooperation. Employee agrees to cooperate fully with Employer with respect to any investigation, legal proceeding, licensing, or contract matter, assisting Merit in obtaining and enforcing Merit’s intellectual property rights, or other similar matter that may arise following Employee’s separation, and Employee further agrees to be available to participate in and, if necessary, to give testimony, in any such matter. 27. Consultation with Counsel and Knowing and Voluntary Execution. Employee acknowledges that Employee has been advised, by this Agreement, to consult an attorney or other counsel of Employee’s choice prior to signing this Agreement, Employee has consulted with an attorney or other counsel of Employee’s choice or decided that Employee does not want to do so, Employee has read this Agreement carefully, and Employee has had the opportunity to ask any questions Employee may have regarding this Agreement. Employee acknowledges that Employee fully understands the meaning and terms of this Agreement. Employee acknowledge that Employee has signed this Agreement voluntarily and of Employee’s own free will and that Employee is knowingly and voluntarily releasing and waiving all Claim(s) that Employee has or may claim to have against the Releasees to the full extent allowed by law. 28. Attorney’s Fees Paid by Each Party. Each Party agrees that it shall be solely responsible for any attorney's fees incurred by that Party in the negotiation and execution of this Agreement. 29. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Facsimile or other electronically delivered copies of signature pages to this Agreement shall be treated between the Parties as original signatures for all purposes. EMPLOYEE DATED: _____________________ __________________________________________ Joseph C. Wright EMPLOYER Merit Medical Systems, Inc. DATED: ______________________ By: ______________________________________ Brian G. Lloyd, Chief Legal Officer Docusign Envelope ID: E7CEAF84-72CC-424C-8B1A-A6E67309C150 16 December 2024 | 11:16 AM MST 16 December 2024 | 11:16 AM MST